Business Combinations	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Combinations

2. Business Combinations

On May 30, 2013, we concluded the acquisition of Cymer and obtained control through acquiring 100 percent of the issued share capital of Cymer, for a consideration of EUR 3.1 billion. There were no contingent consideration arrangements. The total consideration was allocated to other intangible assets of EUR 751.5 million, other net assets of EUR 287.6 million and goodwill of EUR 2,058.3 million.

Prior to the acquisition, supply and R&D arrangements existed between Cymer and ASML. These pre-existing relationships were effectively settled as a result of the acquisition in 2013. We determined that the R&D arrangement as well as the supply arrangements (excluding EUV) were at current market terms and therefore no gain or loss was recognized. We determined that the EUV supply arrangements were favorable to ASML and therefore a gain of EUR 178.4 million was recognized in cost of sales within our 2013 Consolidated Statements of Operations. This gain was recognized separately from the business combination as it is not part of the assets acquired or liabilities assumed. The approach for quantifying the favorable component to ASML of the EUV supply arrangements is based on the assessment of the prices for such light sources if the EUV supply arrangements would have been renegotiated in May 2013.

The majority of the goodwill arising on the acquisition of Cymer is attributable to the fact that we believe that the acquisition will help us achieving our strategic objective of delivering an economically viable EUV scanner to semiconductor manufacturers as soon as reasonably possible. We believe that combining Cymer‘s expertise in EUV light sources with our expertise in lithography systems design and integration will reduce the risks related to the successful development of and accelerate the introduction of EUV technology. Without the acquisition, we do not believe that Cymer would have had sufficient resources to complete the development of the EUV light source and as a result, the only way to make the EUV light source development successful without additional delay was through the acquisition of Cymer. We believe that the acquisition allows us to more effectively partition responsibilities between Cymer, its suppliers and us with respect to EUV light source development, thereby reducing risk and increasing development speed. Also, synergies are expected from the combination. None of the goodwill recognized is expected to be deductible for income tax purposes.

In the period between the date of acquisition and December 31, 2013 Cymer contributed EUR 178.7 million to net sales and a loss of EUR 138.5 million to net income (including a charge of EUR 85.5 million related to the purchase price allocation adjustments).

In 2013, we incurred EUR 7.8 million transaction costs relating to the acquisition of Cymer. These costs are included in SG&A.